Exhibit 24.1


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 44,878 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 1994 Nonqualified Performance Option Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of March, 1997.



                              VINCENT W. SHIEL

                              Vincent W. Shiel

                                                      Exhibit 24.2


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 44,878 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 1994 Nonqualified Performance Option Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of March, 1997.



                              MARK F. KROGER

                              Mark F. Kroger

                                                     Exhibit 24.3


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 44,878 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 1994 Nonqualified Performance Option Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of March, 1997.



                              LEONARD M. PALETZ

                              Leonard M. Paletz

                                                     Exhibit 24.4


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer of The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen and Charles B. Lingen, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 44,878 shares of the Company's Common Stock, $.01 par value per share, to be issued pursuant to the Company's 1994 Nonqualified Performance Option Plan, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of March, 1997.



                              WILLIAM T. SENA

                              William T. Sena